CERTIFICATION PURSUANT

TO

18 U.S.C. SECTION

1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Next 1 Interactive, Inc. (the “Company”), on Form 10-Q for the period ended November 30, 2013, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Adam Friedman, Principal Accounting Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Quarterly Report on Form 10-Q for the period ended November 30, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Quarterly Report on Form 10-Q for the period ended November 30, 2013, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 21, 2014	By:	/s/ Adam Friedman
Adam Friedman
Principal Accounting Officer
Next 1 Interactive, Inc.